UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21636
                                                    -----------

              First Trust/Aberdeen Global Opportunity Income Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
              ---------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: December 31
                                              -------------

                    Date of reporting period: June 30, 2012
                                             ---------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


FIRST TRUST

                               Semi-Annual Report
                            For the Six Months Ended
                                 June 30, 2012

                              First Trust/Aberdeen
                               Global Opportunity
                                  Income Fund

                                    Aberdeen
                                Asset Management

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2012

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  6
Schedule of Forward Foreign Currency Contracts............................... 13
Statement of Assets and Liabilities.......................................... 14
Statement of Operations...................................................... 15
Statements of Changes in Net Assets.......................................... 16
Statement of Cash Flows...................................................... 17
Financial Highlights......................................................... 18
Notes to Financial Statements................................................ 19
Additional Information....................................................... 26


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Aberdeen are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2012


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust/Aberdeen Global Opportunity Income Fund (the "Fund").

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund and Chief Executive Officer of First Trust Advisors L.P.

First Trust/Aberdeen Global Opportunity Income Fund
"AT A GLANCE"
As of June 30, 2012 (Unaudited)

------------------------------------------------------------------------
FUND STATISTICS
------------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FAM
Common Share Price                                              $17.09
Common Share Net Asset Value ("NAV")                            $17.44
Premium (Discount) to NAV                                        (2.01)%
Net Assets Applicable to Common Shares                    $303,293,170
Current Monthly Distribution per Common Share (1)               $0.130
Current Annualized Distribution per Common Share                $1.560
Current Distribution Rate on Closing Common Share Price (2)       9.13%
Current Distribution Rate on NAV (2)                              8.94%
------------------------------------------------------------------------


------------------------------------------------------
   COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
------------------------------------------------------
         Common Share Price     NAV
6/11     17.43                  17.98
7/11     17.57                  17.99
         17.66                  17.91
         17.88                  18.06
         17.53                  18.24
8/11     17.05                  18.06
         16.90                  17.73
         17.04                  17.99
         17.14                  17.91
9/11     17.40                  17.91
         17.44                  17.79
         17.47                  17.50
         16.42                  16.74
         16.12                  16.56
10//11   15.44                  16.55
         16.06                  17.08
         16.19                  17.04
         16.42                  17.58
11/11    16.02                  17.29
         15.99                  17.26
         15.75                  17.03
         15.69                  16.62
12/11    15.88                  16.90
         15.93                  16.94
         15.65                  16.77
         15.77                  16.90
         15.76                  16.94
1/12     15.88                  16.85
         15.99                  16.97
         16.40                  17.25
         16.83                  17.54
2/12     17.02                  17.66
         17.00                  17.55
         17.17                  17.65
         17.52                  17.72
3/12     17.40                  17.72
         17.49                  17.71
         17.20                  17.66
         17.57                  17.60
         17.46                  17.61
4/12     17.31                  17.43
         17.42                  17.47
         17.33                  17.54
         17.60                  17.76
5/12     17.58                  17.65
         17.52                  17.45
         16.65                  17.08
         16.94                  16.97
6/12     16.65                  16.70
         16.97                  16.99
         16.92                  17.15
         17.15                  17.20
         17.09                  17.44

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------

                                                                            Average Annual Total Return
                                                                      ---------------------------------------
                                     6 Months Ended   1 Year Ended     5 Years Ended   Inception (11/23/2004)
                                        6/30/2012       6/30/2012        6/30/2012         to 6/30/2012
FUND PERFORMANCE (3)

NAV                                       7.75%                  6.33%                 8.87%               9.01%
Market Value                             13.49%                  7.49%                 9.07%               8.07%

Index Performance

Blended Benchmark (4)                     5.29%                  4.08%                 8.48%               7.51%
Barclays Capital Global Emerging
   Markets Index                          6.82%                  6.75%                 8.34%               8.60%
Barclays Capital Global Aggregate
   Index                                  1.50%                  2.73%                 6.70%               4.95%
------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------
                                                          % OF TOTAL
TOP 10 HOLDINGS                                           INVESTMENTS
---------------------------------------------------------------------
Asian Development Bank, 5.50%, 2/15/16                        5.0%
New Zealand Government Bond, 6.00%, 12/15/17                  4.6
European Investment Bank, 6.50%, 9/10/14                      4.1
Province of Manitoba, 6.38%, 9/1/15                           3.3
Australian Government, 6.00%, 2/15/17                         3.3
Instituto de Credito Oficial, 5.50%, 10/11/12                 3.0
United Kingdom Treasury, 6.00%, 12/7/28                       2.8
Mexican Bonos Desarr Fixed Rate Bond, 8.00%, 6/11/20          2.5
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/1/21    2.5
Province of Ontario, 6.25%, 6/16/15                           2.4
---------------------------------------------------------------------
                                                    Total    33.5%
                                                            ======


---------------------------------------------------------------------
                                                           % OF TOTAL
TOP 10 COUNTRIES (5)                                      INVESTMENTS
---------------------------------------------------------------------
Multinational                                                 9.1%
Canada                                                        8.3
Mexico                                                        8.0
Brazil                                                        7.4
Russia                                                        5.8
Australia                                                     5.7
Venezuela                                                     4.6
New Zealand                                                   4.6
United Kingdom                                                4.5
Turkey                                                        4.3
---------------------------------------------------------------------
                                                    Total    62.3%
                                                            ======


---------------------------------------------------------------------
                                                           % OF TOTAL
CREDIT QUALITY (6)                                        INVESTMENTS
---------------------------------------------------------------------
AAA                                                          27.3%
AA+                                                           3.3
AA                                                            3.3
A                                                             5.7
A-                                                            5.0
BBB+                                                         10.3
BBB                                                           7.3
BBB-                                                         12.5
BB+                                                           3.6
BB                                                            2.6
BB-                                                           4.1
B+                                                            8.7
B                                                             2.9
B-                                                            0.6
NR                                                            2.8
---------------------------------------------------------------------
                                                    Total   100.0%
                                                            ======


---------------------------------------------------------------------
                                                           % OF TOTAL
INDUSTRY CLASSIFICATION                                   INVESTMENTS
---------------------------------------------------------------------
Government Bonds and Notes                                   74.0%
Supranational Bank                                            9.1
Household Durables                                            2.5
Oil, Gas & Consumable Fuels                                   2.5
Commercial Banks                                              2.1
Special Purpose Banks                                         1.7
Electric Utilities                                            1.5
Metals & Mining                                               1.2
Diversified Financial Services                                1.1
Multi-Utilities                                               0.8
Real Estate Management & Development                          0.7
Diversified Telecommunication Services                        0.7
Food Products                                                 0.6
Construction Materials                                        0.4
Construction Finance                                          0.3
Construction & Engineering                                    0.3
Wireless Telecommunication Services                           0.3
Machinery                                                     0.2
---------------------------------------------------------------------
                                                    Total   100.0%
                                                            ======


(1) Most recent distribution paid or declared through 6/30/2012. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 6/30/2012. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) Blended benchmark consists of the following: Citigroup World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%).

(5) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc., the sub-advisor.

(6) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2012

                                  SUB-ADVISOR

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor"), a Securities and Exchange Commission registered investment advisor, is a wholly-owned subsidiary of Aberdeen Asset Management PLC ("Aberdeen Group"). Aberdeen Group is a publicly-traded international investment management group listed on the London Stock Exchange, managing assets for both institutional and retail clients from offices around the world.

                           PORTFOLIO MANAGEMENT TEAM

Investment decisions for the First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") are made by Aberdeen using a team approach and not by any one individual. By making team decisions, Aberdeen seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. Aberdeen does not employ separate research analysts. Instead, Aberdeen's investment managers combine the roles of analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which Aberdeen invests. Included below is additional information about the members of the team with significant responsibility for the day-to-day management of the Fund's portfolio.

JOHN MURPHY
PORTFOLIO MANAGER, GLOBAL BONDS

Mr. Murphy joined Aberdeen with the acquisition of the Deutsche Asset Management Group Limited ("Deutsche") fixed-income business in 2005. Mr. Murphy was also a portfolio manager at Deutsche, and previously at Morgan Grenfell Asset Management, which he joined in 1984.

BRETT DIMENT
HEAD OF EMERGING MARKET DEBT

Mr. Diment joined Deutsche in 1991 as a member of the fixed-income group and became head of the Emerging Market Debt team at Deutsche in 1999. Mr. Diment joined Aberdeen following the Deutsche acquisition in 2005 and is now responsible for the day-to-day management of the Emerging Market Debt team and portfolios.

KEVIN DALY
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Daly joined the Emerging Market Debt team at Aberdeen in April 2007 as a portfolio manager, having spent the previous 10 years at Standard & Poor's in London and Singapore as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor's. Mr. Daly was a regular participant on the Global Sovereign Committee, served as a member of the Sovereign Ratings Review Board, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.

EDWIN GUTIERREZ
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Gutierrez has served as an economist specializing in Latin America at LGT Asset Management, and more recently as a portfolio manager specializing in emerging market fixed-income at Invesco Asset Management. He joined Deutsche in 2000 and Aberdeen in 2005.

MAX WOLMAN
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Mr. Wolman joined Aberdeen in January 2001 and is portfolio manager on the Emerging Market Debt mandates. Mr. Wolman originally specialized in currency and domestic debt analysis; however, he is now responsible for wider emerging debt analysis, including external and corporate issuers. He is a member of the Emerging Market Debt investment committee at Aberdeen and is also responsible for the daily implementation of the investment process.

ESTHER CHAN
PORTFOLIO MANAGER, EMERGING MARKET DEBT

Ms. Chan joined Aberdeen in Singapore in 2005 where she started as a corporate credit analyst and trader working across investment-grade and high-yield assets in the region. She has 6 years of experience in the fixed-income asset class, and now serves as a portfolio manager in Aberdeen London with specialization in analysis, management and trading of external Asian debt and Emerging Market corporates. Prior to joining Aberdeen, Ms. Chan worked as a corporate finance analyst at John Moore, assisting in various deals focused on the debt restructuring in Indonesian firms facing creditor holdout situations, post-Asian crisis.

                                                                          Psge 3

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2012

                                   COMMENTARY

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues its investment objectives by investing in the world bond markets through a diversified portfolio of investment-grade and below-investment grade government and corporate debt securities. There can be no assurance that the Fund's investment objectives will be achieved, and the Fund may not be appropriate for all investors.

MARKET RECAP DEVELOPED MARKETS

The first quarter of 2012 was dominated by two events. First, the European Central Bank ("ECB") announced the second three-year long-term refinancing operation ("LTRO") which gave banks an additional (euro)530 billion in loans on top of the (euro)489 billion lent in December. The provision had a significant impact on yield spreads for sovereign and bank issuers in particular and removed, for the time being, the systemic risk to the European financial system. The other event was the second bailout of Greece, which, while significant in terms of headlines, had little impact on markets. The package included private investors accepting over 70% in losses on their current holdings of government debt and triggered credit default swap contracts. The deal gave Greece access to an additional (euro)130 billion of International Monetary Fund and Eurozone funding.

The 19th European Union summit was the main focus during the second quarter and, actually in contrast to market expectations, proved to be surprisingly constructive. An agreement was made on the ability of the European Financial Stability Fund/European Stability Mechanism to purchase sovereign debt with lighter conditionality than if stressed countries were in a full bailout program. In periphery markets, Spain was put under increasing pressure, forcing it to request a bailout of (euro)100 billion to recapitalize its ailing banking system.

In the U.S., the most recent Federal Open Market Committee ("FOMC") statements projected weaker growth and inflation data over the next 12-18 months and as a consequence, stated that the FOMC foresaw U.S. Federal Reserve's Funds remaining at their current, near zero rate, until late 2014. The U.S. Federal Reserve ("Fed") announced an extension of Operation Twist in June, buying $267 billion worth of securities, whose maturities range between 6 and 30 years, while selling securities at the front end of the curve. This move was broadly anticipated by the market, following dovish comments from key Fed policy makers and a backdrop of disappointing economic data.

In the U.K., the Monetary Policy Committee extended quantitative easing by (pound)50 billion. This brings the Bank of England's total Asset Purchase Facility to (pound)325 billion. The policy rate remained unchanged at 0.5% throughout the period under review.

MARKET RECAP EMERGING MARKETS

Emerging market debt posted strong gains during the six months under review, despite a blip in May when some emerging market currencies' losses reached double-digits. Improved global risk appetite at the beginning of the year was inspired by the ECB's liquidity injection via the initial LTRO and the Fed's dovish interest rate outlook. There was some positive news from Europe, where politicians agreed to plan for the establishment of a pan Eurozone Bank Supervisory body allowing distressed banks to access the European Financial Stability Fund/European Stability Mechanism directly with lighter conditionality and without the need to go via the Sovereign Bank.

On the other hand, Standard &Poor's, the credit rating agency, downgraded Spain by two notches to BBB+, forcing the government to request a bailout of (euro)100 billion. The French presidential election was won by Francois Hollande. In Greek elections, the New Democracy party gained the most votes and managed to form a working coalition with minority partner group Panhellenic Socialist Movement ("PASOK") and Dimokratiki Aristera ("DIMAR"). In the U.S., the Fed announced an extension of Operation Twist, buying $267 billion worth of securities. The Peoples Bank of China cut the Required Reserve Ratios by 50 basis points to 20% for large banks and reduced benchmark lending and deposit rates by 25 basis points to 6.31% and 3.25%, respectively, in response to the softer data.

Over the six-month period, the JPMorgan Emerging Markets Bond Index-Global Diversified ("JPM EMBI") gained 7.1%, while the benchmark spread narrowed by 44bps to 360bps over U.S. Treasuries. Top performers came in the form of the high yielders, as Ivory Coast, Senegal, Belarus and Venezuela surged ahead, while Argentina and Belarus were the only credits whose returns were negative. The JPMorgan Government Bond Index-Emerging Markets ("JPM GBI-EM") returned 9.75% during the period. Europe was the strongest region, spurred on by good performance in Hungary and Turkey, while Asia lagged as Indonesia and Thailand underperformed.

Fund Recap

The Fund had a net asset value ("NAV") total return1 of 7.75% and a market value total return1 of 13.49% for the six months ended June 30, 2012, compared to the blended benchmark total return of 5.29% over the same period. In addition to this blended benchmark, the Fund currently uses other indexes for comparative purposes. The total returns for the six months ended June 30, 2012, for these indexes were as follows: the Barclays Capital Global Emerging Markets Index was 6.82% and the Barclays Capital Global Aggregate Index was 1.50%.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

           FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND (FAM)
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2012

PERFORMANCE ANALYSIS DEVELOPED MARKETS

Over the six months ended June 30, 2012, the Fund's developed market portfolio outperformed the Citigroup World Government Bond Index. The developed market portion of the Fund returned 4.73% versus 0.41% for the Citigroup World Government Bond Index. The portfolio's investments were concentrated in markets such as Australia, New Zealand, Canada and the U.K., relative underweight positions in Europe and Japan. The Fund's overweight position in the Australian dollar, together with an underweight to the Euro and Japanese Yen, added value during the six-month period. Very strong returns in both Australia and New Zealand also added to returns, as did the underweight position in Japanese bonds.

PERFORMANCE ANALYSIS EMERGING MARKETS

The Fund outperformed its blended benchmark of both hard currency and local bonds, although it underperformed in local currency space.

Within hard currency space, the Fund's overweight position in Ivory Coast was the key positive contributor to performance, as the credit paid its first coupon since the end of the political crisis and official creditors granted debt relief that will reduce public debt/GDP to a more sustainable level of around 50%. Overweight positions in Latin America, specifically Venezuela and Mexico, also added value to the Fund. An overweight position in Argentina, where fears of forced conversion of dollar-denominated instruments into pesos unnerved the market, and underweights in Peru, Poland and Hungary, were the key detractors from the Fund.

Within the local currency holdings, overweight positions in Mexico and South Africa benefitted the Fund, as did an underweight in Malaysia. Underweight positions in Colombia and Peru were the main detractors from performance as was an overweight in Indonesia.

An important factor impacting the return of the Fund relative to its benchmarks was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Barclays Capital Global Emerging Markets Index and the Barclays Capital Global Aggregate Index are not leveraged. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK DEVELOPED MARKETS

Looking forward, we think markets will continue to be preoccupied with the Eurozone crisis. Financial market repression is generating negligible yields on so-called "safe" assets. In an environment of sub-par growth and further central bank accommodation, there is still scope for some further easing of financial market conditions, which should support responsible risk taking.

Despite the relief rally at the end of the second quarter, the direction of the market remains very uncertain. With their agreement on direct support for Spain's banks, Europe's politicians have moved in the 'right' direction, although as always with this crisis, the time between words and delivery is fraught with danger. The economic impact of the on-going crisis is becoming more apparent in corporate profitability, although at this stage corporate fundamentals remain robust. The rapid demise of Spain, its rating and those of its largest companies has caught some unaware. The future of Spain and its market access is, in the eyes of many, the make or break moment for the Eurozone, given its size. We do not share that view, although it is clearly a very important issue for the future of the Euro project. Further volatility in markets appears inevitable over the coming months.

MARKET AND FUND OUTLOOK Emerging Markets

At the end of June, better than expected news from the European Union summit provided the market with a sense of palpable relief heading into the second half of 2012. Looking ahead, the focus is likely to shift back to growth indicators, namely China and the U.S., where signs of a slowdown are gathering some pace. In this environment, risk assets could see some profit-taking following a strong recovery in June, but inflows into Emerging Market Debt are likely to increase in the still low-yield environment, which should provide further support for the asset class.

1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
JUNE 30, 2012 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED     STATED       VALUE
   CURRENCY)                             DESCRIPTION                             COUPON    MATURITY   (US DOLLARS)
---------------  ------------------------------------------------------------  ----------  --------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (b) - 94.7%

                 ARGENTINA - 1.7%
      2,920,000  Republic of Argentina (USD) ................................     7.00%    09/12/13  $    2,588,247
      2,470,000  Republic of Argentina (USD) ................................     7.00%    04/17/17       1,681,219
        895,000  Republic of Argentina (USD) ................................     8.75%    06/02/17         774,175
                                                                                                     --------------
                                                                                                          5,043,641
                                                                                                     --------------
                 AUSTRALIA - 7.2%
     11,000,000  Australian Government (AUD) ................................     6.00%    02/15/17      12,970,591
      8,100,000  Queensland Treasury (AUD) ..................................     6.00%    10/14/15       9,012,962
                                                                                                     --------------
                                                                                                         21,983,553
                                                                                                     --------------
                 BRAZIL - 6.9%
      8,320,000  Brazil Notas do Tesouro Nacional Series F (BRL) ............    10.00%    01/01/15       4,278,112
     11,370,000  Brazil Notas do Tesouro Nacional Series F (BRL) ............    10.00%    01/01/17       5,812,870
     19,180,000  Brazil Notas do Tesouro Nacional Series F (BRL) ............    10.00%    01/01/21       9,596,188
        900,000  Republic of Brazil (USD) ...................................     5.63%    01/07/41       1,108,350
                                                                                                     --------------
                                                                                                         20,795,520
                                                                                                     --------------
                 CANADA - 10.6%
      1,700,000  Canadian Government Bond (CAD) .............................     5.25%    06/01/13       1,734,230
      5,000,000  Canadian Government Bond (CAD) .............................     8.00%    06/01/23       7,905,363
     15,000,000  Province of Manitoba (NZD) .................................     6.38%    09/01/15      12,974,318
     10,965,000  Province of Ontario (NZD) ..................................     6.25%    06/16/15       9,431,336
                                                                                                     --------------
                                                                                                         32,045,247
                                                                                                     --------------
                 CROATIA - 2.1%
      2,500,000  Croatia Government International Bond (USD) (c).............     6.25%    04/27/17       2,495,827
      3,920,000  Croatia Government International Bond (USD) ................     6.63%    07/14/20       3,915,845
                                                                                                     --------------
                                                                                                          6,411,672
                                                                                                     --------------
                 DOMINICAN REPUBLIC - 1.2%
      1,300,000  Dominican Republic (USD) ...................................     7.50%    05/06/21       1,394,250
      2,066,000  Dominican Republic (USD) ...................................     8.63%    04/20/27       2,241,610
                                                                                                     --------------
                                                                                                          3,635,860
                                                                                                     --------------
                 EGYPT - 0.8%
      1,000,000  Arab Republic of Egypt (USD) (c)............................     6.88%    04/30/40         870,000
      1,900,000  Arab Republic of Egypt (USD) ...............................     6.88%    04/30/40       1,653,000
                                                                                                     --------------
                                                                                                          2,523,000
                                                                                                     --------------
                 EL SALVADOR - 0.5%
        700,000  Republic of El Salvador (USD) ..............................     8.25%    04/10/32         784,000
        560,000  Republic of El Salvador (USD) ..............................     7.65%    06/15/35         593,040
                                                                                                     --------------
                                                                                                          1,377,040
                 GEORGIA - 0.6%
      1,300,000  Georgian Oil and Gas Corp. (USD) (c)........................     6.88%    05/16/17       1,277,900
        600,000  JSC Georgian Railway (USD) (c)..............................     7.75%    07/11/22         599,988
                                                                                                     --------------
                                                                                                          1,877,888
                                                                                                     --------------
                 HUNGARY - 5.1%
  2,170,000,000  Hungary Government Bond (HUF) ..............................     6.75%    11/24/17       9,257,415
    810,000,000  Hungary Government Bond (HUF) ..............................     6.75%    08/22/14       3,547,792
      2,050,000  Republic of Hungary (EUR) ..................................     4.50%    01/29/14       2,564,057
                                                                                                     --------------
                                                                                                         15,369,264
                                                                                                     --------------

Page 6                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JUNE 30, 2012 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED     STATED       VALUE
   CURRENCY)                             DESCRIPTION                             COUPON    MATURITY   (US DOLLARS)
---------------  ------------------------------------------------------------  ----------  --------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (b) - (CONTINUED)

                 INDONESIA - 2.0%
 17,100,000,000  Indonesian Government Bond (IDR) ...........................    10.00%    07/15/17  $    2,178,769
 27,670,000,000  Indonesian Government Bond (IDR) ...........................    10.50%    08/15/30       4,031,291
                                                                                                     --------------
                                                                                                          6,210,060
                                                                                                     --------------
                 IVORY COAST - 2.1%
      8,350,000  Ivory Coast Government Bond (USD) ..........................     2.50%    12/31/32       6,262,500
                                                                                                     --------------
                 LITHUANIA - 2.0%
      2,390,000  Republic of Lithuania (USD) ................................     6.75%    01/15/15       2,593,150
      1,980,000  Republic of Lithuania (USD) ................................     7.38%    02/11/20       2,345,825
      1,000,000  Republic of Lithuania (USD) ................................     6.63%    02/01/22       1,148,750
                                                                                                     --------------
                                                                                                          6,087,725
                                                                                                     --------------
                 MALAYSIA - 2.5%
      9,000,000  Malaysia Government Bond (MYR) .............................     3.21%    05/31/13       2,840,347
     14,500,000  Malaysia Government Bond (MYR) .............................     4.01%    09/15/17       4,733,169
                                                                                                     --------------
                                                                                                          7,573,516
                                                                                                     --------------
                 MEXICO - 6.7%
     13,930,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) .................     9.50%    12/18/14       1,161,464
    109,700,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) .................     8.00%    06/11/20       9,752,714
     17,900,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) .................     8.00%    12/07/23       1,625,068
     28,900,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) .................     7.50%    06/03/27       2,464,989
     32,950,000  Mexican Bonos Desarr Fixed Rate Bond (MXN) .................    10.00%    11/20/36       3,438,291
      1,500,000  United Mexican States (USD) ................................     6.05%    01/11/40       1,942,500
                                                                                                     --------------
                                                                                                         20,385,026
                                                                                                     --------------
                 NEW ZEALAND - 5.8%
     19,150,000  New Zealand Government Bond (NZD) ..........................     6.00%    12/15/17      17,686,406
                                                                                                     --------------
                 PAKISTAN - 0.8%
      3,200,000  Islamic Republic of Pakistan (USD) .........................     6.88%    06/01/17       2,528,000
                                                                                                     --------------
                 PERU - 1.6%
     10,100,000  Peruvian Government Bond (PEN) .............................     7.84%    08/12/20       4,502,277
        200,000  Republic of Peru (USD) .....................................     5.63%    11/18/50         243,500
                                                                                                     --------------
                                                                                                          4,745,777
                                                                                                     --------------
                 QATAR - 1.1%
      2,630,000  State of Qatar (USD) .......................................     6.40%    01/20/40       3,359,825
                                                                                                     --------------
                 RUSSIA - 4.6%
    210,000,000  Russian Foreign Bond (RUB) .................................     7.85%    03/10/18       6,850,592
    215,000,000  Russian Foreign Bond (RUB) (c)..............................     7.85%    03/10/18       7,013,702
                                                                                                     --------------
                                                                                                         13,864,294
                                                                                                     --------------
                 SENEGAL - 0.5%
      1,270,000  Republic of Senegal (USD) ..................................     8.75%    05/13/21       1,403,350
                                                                                                     --------------
                 SERBIA - 1.7%
      2,850,000  Republic of Serbia (USD) ...................................     7.25%    09/28/21       2,942,625
    219,000,000  Serbia Treasury Bill (RSD) .................................      (d)     12/13/12       2,271,537
                                                                                                     --------------
                                                                                                          5,214,162
                                                                                                     --------------

                       See Notes to Financial Statements                  Page 7

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JUNE 30, 2012 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED     STATED       VALUE
   CURRENCY)                             DESCRIPTION                             COUPON    MATURITY   (US DOLLARS)
---------------  ------------------------------------------------------------  ----------  --------  --------------
FOREIGN SOVEREIGN BONDS AND NOTES (b) - (CONTINUED)

                 SOUTH AFRICA - 4.8%
        930,000  Eskom Holdings Ltd. (USD) ..................................     5.75%    01/26/21  $    1,021,837
     10,500,000  Republic of South Africa (ZAR) .............................     8.25%    09/15/17       1,378,347
     61,000,000  Republic of South Africa (ZAR) .............................     7.25%    01/15/20       7,509,135
     30,700,000  Republic of South Africa (ZAR) .............................    10.50%    12/21/26       4,564,902
                                                                                                     --------------
                                                                                                         14,474,221
                                                                                                     --------------
                 SPAIN - 3.8%
     11,500,000  Instituto de Credito Oficial (AUD) .........................     5.50%    10/11/12      11,691,389
                                                                                                     --------------
                 TURKEY - 4.6%
      3,800,000  Republic of Turkey (USD) ...................................     6.25%    09/26/22       4,313,000
      3,600,000  Turkey Government Bond (TRY) ...............................    16.00%    08/28/13       2,149,848
      8,100,000  Turkey Government Bond (TRY) ...............................     9.00%    01/27/16       4,557,230
      5,000,000  Turkey Government Bond (TRY) ...............................    10.50%    01/15/20       3,045,341
                                                                                                     --------------
                                                                                                         14,065,419
                                                                                                     --------------
                 UNITED ARAB EMIRATES - 1.2%
      3,170,000  Dubai Government International Bond (USD) ..................     7.75%    10/05/20       3,582,100
                                                                                                     --------------
                 UNITED KINGDOM - 5.7%
      1,200,000  United Kingdom Treasury (GBP) ..............................     8.00%    12/07/15       2,368,212
      4,600,000  United Kingdom Treasury (GBP) ..............................     6.00%    12/07/28      10,764,493
      2,170,000  United Kingdom Treasury (GBP) ..............................     4.25%    12/07/49       4,239,743
                                                                                                     --------------
                                                                                                         17,372,448
                                                                                                     --------------
                 URUGUAY - 1.6%
     50,880,000  Republica Orient Uruguay, Inflation Adjusted Bond (UYU) (e).     5.00%    09/14/18       3,948,613
     13,600,000  Republica Orient Uruguay, Inflation Adjusted Bond (UYU) (e).     4.25%    04/05/27       1,000,500
                                                                                                     --------------
                                                                                                          4,949,113
                                                                                                     --------------
                 VENEZUELA - 4.2%
      1,170,000  Republic of Venezuela (USD) ................................     8.50%    10/08/14       1,164,150
      9,720,000  Republic of Venezuela (USD) ................................     5.75%    02/26/16       8,407,800
        400,000  Republic of Venezuela (USD) ................................     7.75%    10/13/19         309,000
      1,000,000  Republic of Venezuela (USD) ................................     7.65%    04/21/25         695,000
      2,430,000  Republic of Venezuela (USD) ................................    11.95%    08/05/31       2,174,850
                                                                                                     --------------
                                                                                                         12,750,800
                                                                                                     --------------
                 VIETNAM - 0.7%
      1,900,000  Socialist Republic of Vietnam (USD) ........................     6.88%    01/15/16       2,028,250
                                                                                                     --------------
                 Total Foreign Sovereign Bonds and Notes ..........................................     287,297,066
                 (Cost $257,786,441)                                                                 --------------


FOREIGN CORPORATE BONDS AND NOTES (b) - 33.3%

                 BRAZIL - 2.6%
        600,000  Banco do Estado do Rio Grande do Sul (USD) (c)..............     7.38%    02/02/22         618,948
        600,000  BRF - Brasil Foods S.A. (USD) (c)...........................     5.88%    06/06/22         619,500
        700,000  Centrais Eletricas Brasileiras S.A. (USD) (c)...............     5.75%    10/27/21         769,153
        550,000  Odebrecht Finance Ltd. (USD) ...............................     7.50%    09/14/15         568,040
        600,000  Odebrecht Finance Ltd. (USD) (c)............................     7.13%    06/26/42         600,000
      1,650,000  OGX Petroleo e Gas Participacoes S.A. (USD) ................     8.50%    06/01/18       1,476,750

Page 8                 See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JUNE 30, 2012 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED     STATED       VALUE
   CURRENCY)                             DESCRIPTION                             COUPON    MATURITY   (US DOLLARS)
---------------  ------------------------------------------------------------  ----------  --------  --------------
FOREIGN CORPORATE BONDS AND NOTES (b) - (CONTINUED)

                 BRAZIL - (CONTINUED)
        900,000  OSX 3 Leasing B.V. (USD) ...................................     9.25%    03/20/15  $      903,150
      1,330,000  Rearden G Holdings Eins GmbH (USD) .........................     7.88%    03/30/20       1,404,546
      1,100,000  Virgolino de Oliveira Finance Ltd. (USD) ...................    10.50%    01/28/18         984,500
                                                                                                     --------------
                                                                                                          7,944,587
                                                                                                     --------------
                 CHINA - 1.9%
      1,300,000  Central China Real Estate Ltd. (USD) .......................    12.25%    10/20/15       1,360,060
      1,250,000  China Overseas Finance Cayman II Ltd. (USD) ................     5.50%    11/10/20       1,293,929
      2,600,000  MCC Holding (Hong Kong) Corp. Ltd. (USD) ...................     4.88%    07/29/16       2,576,085
        600,000  Yancoal International Resources Development Co. Ltd. (USD) (c)   5.73%    05/16/22         591,738
                                                                                                     --------------
                                                                                                          5,821,812
                                                                                                     --------------
                 DOMINICAN REPUBLIC - 0.5%
      1,350,000  AES Andres Dominicana/Itabo Dominicana (USD) ...............     9.50%    11/12/20       1,404,000
                                                                                                     --------------
                 EL SALVADOR - 0.5%
      1,550,000  Telemovil Finance Co., Ltd. (USD) ..........................     8.00%    10/01/17       1,604,204
                                                                                                     --------------
                 GERMANY - 1.3%
      3,650,000  KfW International Finance (CAD) ............................     4.95%    10/14/14       3,865,533
                                                                                                     --------------
                 GUATEMALA - 0.5%
      1,550,000  Industrial Subordinated Trust (USD) ........................     8.25%    07/27/21       1,645,124
                                                                                                     --------------
                 INDONESIA - 2.2%
      3,220,000  Majapahit Holding B.V. (USD) ...............................     7.75%    10/17/16       3,690,925
      2,300,000  Pertamina Persero PT (USD) (c)..............................     4.88%    05/03/22       2,307,912
        700,000  PT Adaro Indonesia (USD) ...................................     7.63%    10/22/19         749,000
                                                                                                     --------------
                                                                                                          6,747,837
                                                                                                     --------------
                 MEXICO - 3.6%
      1,400,000  Axtel S.A.B. de C.V. (USD) .................................     9.00%    09/22/19         938,000
      1,300,000  Corporacion GEO S.A. de C.V. (USD) (c)......................     8.88%    03/27/22       1,342,250
      2,686,000  Desarrolladora Homex S.A. (USD) ............................     9.50%    12/11/19       2,820,300
        500,000  Desarrolladora Homex S.A. (USD) (c).........................     9.75%    03/25/20         527,500
      2,610,250  GEO Maquinaria S.A. de C.V. (USD) ..........................     9.63%    05/02/21       2,365,539
      1,672,000  Servicios Corporativos Javer Sapi de C.V. (USD) ............     9.88%    04/06/21       1,588,400
        525,000  Urbi Desarrollos Urbanos Sab de C.V. (USD) .................     9.50%    01/21/20         553,875
        650,000  Urbi Desarrollos Urbanos Sab de C.V. (USD) (c)..............     9.75%    02/03/22         687,375
                                                                                                     --------------
                                                                                                         10,823,239
                                                                                                     --------------
                 MULTINATIONAL - 12.5%
      2,600,000  African Export-Import Bank (USD) ...........................     5.75%    07/27/16       2,723,500
     17,600,000  Asian Development Bank (AUD) ...............................     5.50%    02/15/16      19,244,127
     18,800,000  European Investment Bank (NZD) .............................     6.50%    09/10/14      15,966,181
                                                                                                     --------------
                                                                                                         37,933,808
                                                                                                     --------------
                 NIGERIA - 0.5%
      1,400,000  GTB Finance B.V. (USD) .....................................     7.50%    05/19/16       1,456,000
                                                                                                     --------------
                 PHILIPPINES - 0.4%
      1,000,000  Alliance Global Group, Inc. (USD) ..........................     6.50%    08/18/17       1,062,919
                                                                                                     --------------
                 RUSSIA - 2.9%
      1,750,000  Alfa Bank (USD) ............................................     7.88%    09/25/17       1,770,125

                       See Notes to Financial Statements                  Page 9

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (Continued)
JUNE 30, 2012 (UNAUDITED)

   PRINCIPAL
     VALUE
    (LOCAL                                                                       STATED     STATED       VALUE
   CURRENCY)                             DESCRIPTION                             COUPON    MATURITY   (US DOLLARS)
---------------  ------------------------------------------------------------  ----------  --------  --------------
FOREIGN CORPORATE BONDS AND NOTES (b) - (CONTINUED)

                 RUSSIA - (CONTINUED)
        300,000  Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD) ............     7.75%    04/28/21  $      294,825
      1,200,000  Home Credit & Finance Bank via Eurasia Capital S.A. (USD) ..     7.00%    03/18/14       1,236,000
      1,400,000  Metalloinvest Finance Ltd. (USD) ...........................     6.50%    07/21/16       1,396,500
      1,000,000  Sberbank of Russia via SB Capital S.A. (USD) (c)............     6.13%    02/07/22       1,045,920
        200,000  Vimpelcom Holdings B.V. (USD) ..............................     7.50%    03/01/22         188,388
        820,000  Vimpelcom Ltd. (USD) .......................................     6.49%    02/02/16         819,590
      1,200,000  VTB Bank OJSC Via VTB Capital S.A. (USD) (c)................     6.00%    04/12/17       1,221,000
        850,000  VTB Bank OJSC Via VTB Capital S.A. (USD) ...................     6.55%    10/13/20         857,437
                                                                                                     --------------
                                                                                                          8,829,785
                                                                                                     --------------
                 TURKEY - 0.8%
        800,000  Turkiye Vakiflar Bankasi (USD) (c)..........................     5.75%    04/24/17         813,216
      1,700,000  Yasar Holdings (USD) .......................................     9.63%    10/07/15       1,704,335
                                                                                                     --------------
                                                                                                          2,517,551
                                                                                                     --------------
                 UKRAINE - 0.4%
        200,000  Metinvest B.V. (USD) .......................................     8.75%    02/14/18         183,000
        950,000  MHP S.A. (USD) .............................................    10.25%    04/29/15         920,322
                                                                                                     --------------
                                                                                                          1,103,322
                                                                                                     --------------
                 UNITED ARAB EMIRATES - 1.0%
      2,680,000  Dubai Electricity & Water Authority (USD) ..................     7.38%    10/21/20       2,948,000
                                                                                                     --------------
                 VENEZUELA - 1.7%
      2,700,000  Petroleos de Venezuela S.A. (USD) ..........................     8.00%    11/17/13       2,679,750
      3,000,000  Petroleos de Venezuela S.A. (USD) ..........................     8.50%    11/02/17       2,445,000
                                                                                                     --------------
                                                                                                          5,124,750
                                                                                                     --------------
                 Total Foreign Corporate Bonds and Notes ..........................................     100,832,471
                 (Cost $89,468,335)                                                                  --------------


    SHARES                                          DESCRIPTION                                          VALUE
---------------  ----------------------------------------------------------------------------------  --------------
COMMON STOCKS - 0.0%

                 KAZAKHSTAN - 0.0%
            342  BTA Bank JSC (f)..................................................................               1
                                                                                                     --------------
                 TOTAL COMMON STOCKS...............................................................               1
                                                                                                     --------------
                 (Cost $0)

                 TOTAL INVESTMENTS - 128.0%........................................................     388,129,538
                 (Cost $347,254,776) (g)

                 OUTSTANDING LOANS - (32.3%).......................................................    (97,927,360)
                 NET OTHER ASSETS AND LIABILITIES - 4.3%...........................................      13,090,992
                                                                                                     --------------
                 NET ASSETS - 100.0%...............................................................    $303,293,170
                                                                                                     ==============

Page 10                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2012 (UNAUDITED)

(a)   All portfolio securities serve as collateral for the outstanding loans.

(b) Portfolio securities are included in a country based upon their underlying credit exposure as determined by Aberdeen Asset Management Inc. (the "sub-advisor").

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2012, securities noted as such amounted to $23,401,929 or 7.72% of net assets.

(d)   Zero coupon bond.

(e) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(f)   Non-income producing security.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of June 30, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $45,089,561 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,214,799.

Currency Abbreviations:
      AUD Australian Dollar
      BRL Brazilian Real
      CAD Canadian Dollar
      EUR Euro
      GBP British Pound Sterling
      HUF Hungarian Forint
      IDR Indonesian Rupiah
      MXN Mexican Peso
      MYR Malaysian Ringgit
      NZD New Zealand Dollar
      PEN Peruvian New Sol
      RSD Serbian Dinar
      RUB Russian Ruble
      TRY Turkish Lira
      USD United States Dollar
      UYU Uruguayan Peso
      ZAR South African Rand

                       See Notes to Financial Statements                 Page 11

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
JUNE 30, 2012 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                          ASSETS TABLE
                                                                                    LEVEL 2        LEVEL 3
                                                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                                                    6/30/2012        PRICES         INPUTS         INPUTS
                                                   ------------   ------------   ------------   ------------
Foreign Sovereign Bonds and Notes*...............  $287,297,066   $         --   $287,297,066   $         --
Foreign Corporate Bonds and Notes*...............   100,832,471             --    100,832,471             --
Common Stocks*...................................             1             --              1             --
                                                   ------------   ------------   ------------   ------------
Total Investments................................   388,129,538             --    388,129,538             --
Forward Foreign Currency Contracts**.............     2,292,354             --      2,292,354             --
                                                   ------------   ------------   ------------   ------------
Total............................................  $390,421,892   $         --   $390,421,892   $         --
                                                   ============   ============   ============   ============

                                       LIABILITIES TABLE

                                                                                    LEVEL 2        LEVEL 3
                                                      TOTAL         LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                                     VALUE AT        QUOTED       OBSERVABLE    UNOBSERVABLE
                                                    6/30/2012        PRICES         INPUTS         INPUTS
                                                   ------------   ------------   ------------   ------------
Forward Foreign Currency Contracts**.............  $   (451,394)  $         --   $   (451,394)  $         --
                                                   ============   ============   ============   ============


*   See the Portfolio of Investments for country breakout.
** See the Schedule of Forward Foreign Currency Contracts for contract and currency detail.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of June 30, 2012, the Fund transferred common stock valued at $1 from Level 1 to Level 2 of the fair value hierarchy. The common stock that transferred from Level 1 to Level 2 did so as a result of a lack of trading volume on the primary exchange on June 29, 2012, the last business day of the month.


----------------------------------------------------
CURRENCY EXPOSURE                       % OF TOTAL
DIVERSIFICATION                        INVESTMENTS#
----------------------------------------------------
USD                                            60.5%
AUD                                            13.6
MXN                                             4.7
RUB                                             3.6
ZAR                                             3.5
BRL                                             3.2
TRY                                             2.5
MYR                                             1.9
HUF                                             1.4
UYU                                             1.3
PEN                                             1.2
IDR                                             0.9
GBP                                             0.7
RSD                                             0.6
NZD                                             0.3
EUR                                             0.1
CAD                                             0.0##
KZT                                             0.0##
----------------------------------------------------
                                      Total   100.0
                                              ======

#  The weightings include the impact of currency forwards.

## Amount is less than 0.01%.


Page 12                See Notes to Financial Statements

First Trust/Aberdeen Global Opportunity Income Fund
Schedule of Forward Foreign Currency Contracts
June 30, 2012 (Unaudited)

                                       FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------------
                                                                          PURCHASE          SALE          UNREALIZED
SETTLEMENT                        AMOUNT                AMOUNT           VALUE AS OF     VALUE AS OF     APPRECIATION
   DATE      COUNTERPARTY      PURCHASED (a)           SOLD (a)         JUNE 30, 2012   JUNE 30, 2012   (DEPRECIATION)
----------   ------------   -------------------   -------------------   -------------   -------------   --------------
07/20/12         RBS        HUF     987,693,000   USD       4,476,897   $   4,360,967   $   4,476,897   $     (115,930)
09/05/12         RBS        RUB      78,896,000   USD       2,372,099       2,405,533       2,372,099           33,434
07/20/12         JPM        TRY       4,056,000   USD       2,243,455       2,231,815       2,243,455          (11,640)
09/05/12         JPM        USD       7,340,896   BRL      14,949,000       7,340,896       7,346,501           (5,605)
07/20/12         CIT        USD      13,442,512   CAD      13,391,000      13,442,512      13,146,695          295,817
07/20/12         JPM        USD       2,330,002   EUR       1,780,000       2,330,002       2,252,983           77,019
07/20/12         CIT        USD      14,689,487   GBP       9,224,000      14,689,487      14,445,421          244,066
07/20/12         JPM        USD      11,767,711   HUF   2,699,653,000      11,767,711      11,919,794         (152,083)
09/05/12         JPM        USD       2,586,389   IDR  25,708,706,000       2,586,389       2,711,879         (125,490)
07/20/12         CIT        USD      54,912,972   NZD      66,646,000      54,912,972      53,270,954        1,642,018
09/05/12         RBS        USD       2,380,200   RUB      78,896,000       2,380,200       2,405,533          (25,333)
07/20/12         JPM        USD       2,216,502   TRY       4,056,000       2,216,502       2,231,815          (15,313)
                                                                                                        --------------
Net Unrealized Appreciation (Depreciation)...........................................................   $    1,840,960
                                                                                                        ==============

(a)   Please see Portfolio of Investments for currency descriptions.

Counterparty Abbreviations:
      CIT  Citibank, NA
      JPM  JPMorgan Chase
      RBS  Royal Bank of Scotland

                       See Notes to Financial Statements                 Page 13

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2012 (UNAUDITED)


ASSETS:
Investments, at value
   (Cost $347,254,776).........................................................................      $388,129,538
Cash...........................................................................................         3,916,672
Foreign currency (Cost $437,211)...............................................................           438,708
Unrealized appreciation on forward foreign currency contracts..................................         2,292,354
Prepaid expenses...............................................................................            17,990
Interest receivable............................................................................         8,292,919
                                                                                                     ------------
   Total Assets................................................................................       403,088,181
                                                                                                     ------------

LIABILITIES:
Outstanding loan...............................................................................        97,927,360
Unrealized depreciation on forward foreign currency contracts..................................           451,394
Payables:
   Investment securities purchased.............................................................           599,988
   Investment advisory fees....................................................................           323,253
   Custodian fees..............................................................................           204,770
   Deferred Indonesian capital gains tax.......................................................           152,117
   Interest and fees on loans..................................................................            53,793
   Audit and tax fees..........................................................................            31,932
   Administrative fees.........................................................................            26,689
   Printing fees...............................................................................             5,750
   Legal fees..................................................................................             4,377
   Transfer agent fees.........................................................................             3,711
   Trustees' fees and expenses.................................................................             1,907
   Financial reporting fees....................................................................               771
Other liabilities..............................................................................             7,199
                                                                                                     ------------
   Total liabilities...........................................................................        99,795,011
                                                                                                     ------------
NET ASSETS.....................................................................................      $303,293,170
                                                                                                     ============
NET ASSETS consist of:
Paid-in capital................................................................................      $294,020,990
Par value......................................................................................           173,954
Accumulated net investment income (loss).......................................................       (20,570,485)
Accumulated net realized gain (loss) on investments, forward foreign currency contracts
   and foreign currency transactions...........................................................       (14,751,400)
Net unrealized appreciation (depreciation) on investments, forward foreign currency contracts
   and foreign currency translation............................................................        44,420,111
                                                                                                     ------------
NET ASSETS.....................................................................................      $303,293,170
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $      17.44
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        17,395,357
                                                                                                     ============

Page 14                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)


INVESTMENT INCOME:
Interest (net of foreign withholding tax of $69,571)...........................................      $ 13,334,718
Other..........................................................................................            15,514
                                                                                                     ------------
   Total investment income.....................................................................        13,350,232
                                                                                                     ------------

EXPENSES:
Investment advisory fees.......................................................................         1,990,794
Interest and fees on loans.....................................................................           600,747
Administrative fees............................................................................           164,200
Custodian fees.................................................................................           140,386
Printing fees..................................................................................            42,158
Legal fees.....................................................................................            42,022
Audit and tax fees.............................................................................            26,998
Transfer agent fees............................................................................            21,177
Trustees' fees and expenses....................................................................            17,531
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            85,936
                                                                                                     ------------
   Total expenses..............................................................................         3,136,574
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................        10,213,658
                                                                                                     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................           504,490
   Forward foreign currency contracts..........................................................        (4,859,632)
   Foreign currency transactions...............................................................          (375,332)
                                                                                                     ------------
Net realized gain (loss).......................................................................        (4,730,474)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................        16,550,432
   Forward foreign currency contracts..........................................................          (459,381)
   Foreign currency translation................................................................           736,090
Net change in deferred Indonesian capital gains tax............................................          (152,117)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................        16,675,024
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................        11,944,550
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ 22,158,208
                                                                                                     ============

                       See Notes to Financial Statements                 Page 15

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                        ENDED            YEAR
                                                                                      6/30/2012         ENDED
                                                                                     (UNAUDITED)      12/31/2011
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $ 10,213,658    $ 21,142,480
Net realized gain (loss)...........................................................    (4,730,474)     (2,778,149)
Net change in unrealized appreciation (depreciation)...............................    16,675,024      (6,220,940)
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................    22,158,208      12,143,391
                                                                                     ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................   (13,561,717)    (26,944,561)
Net realized gain..................................................................            --              --
Return of capital..................................................................            --        (166,478)
                                                                                     ------------    ------------
Total distributions to shareholders................................................   (13,561,717)    (27,111,039)
                                                                                     ------------    ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................       176,266         145,963
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........       176,266         145,963
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................     8,772,757     (14,821,685)
NET ASSETS:
Beginning of period................................................................   294,520,413     309,342,098
                                                                                     ------------    ------------
End of period......................................................................  $303,293,170    $294,520,413
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $(20,570,485)   $(17,222,426)
                                                                                     ============    ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................    17,385,109      17,376,792
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........        10,248           8,317
                                                                                     ------------    ------------
Common Shares at end of period.....................................................    17,395,357      17,385,109
                                                                                     ============    ============

Page 16                See Notes to Financial Statements

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2012 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations....................  $ 22,158,208
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................   (80,553,712)
      Sales, maturities and paydowns of investments................................    81,584,158
      Net amortization/accretion of premiums/discounts on investments..............      (532,421)
      Net realized gain/loss on investments........................................      (504,490)
      Net change in unrealized appreciation/depreciation on forward foreign .......
            currency contracts.....................................................       459,381
      Net change in unrealized appreciation/depreciation on investments............   (16,550,432)
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable..............................................    (1,345,758)
      Increase in prepaid expenses.................................................        (6,505)
      Decrease in interest and fees on loan payable................................        (8,925)
      Decrease in investment advisory fees payable.................................        (9,301)
      Decrease in audit and tax fees payable.......................................       (22,268)
      Decrease in legal fees payable...............................................        (4,607)
      Decrease in printing fees payable............................................       (17,575)
      Decrease in administrative fees payable......................................          (816)
      Increase in custodian fees payable...........................................        115,990
      Decrease in transfer agent fees payable......................................          (495)
      Increase in Trustees' fees and expenses payable..............................         1,907
      Increase in financial reporting fees payable.................................             1
      Increase in deferred Indonesian capital gains tax............................       152,117
      Increase in other liabilities payable........................................         2,769
                                                                                     ------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................  $  4,917,226
                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds of Common Shares reinvested...............................................      176,266
Distributions to Common Shareholders from net investment income....................  (13,561,717)
                                                                                     ------------
CASH USED IN FINANCING ACTIVITIES..................................................                   (13,385,451)
                                                                                                     ------------
Decrease in cash and foreign currency (a)..........................................                    (8,468,225)
Cash and foreign currency at beginning of period...................................                    13,094,524
Unrealized appreciation/depreciation on Euro Loan..................................                      (270,919)
                                                                                                     ------------
Cash and foreign currency at end of period.........................................                  $  4,355,380
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                  $    609,672
                                                                                                     ============


-----------------------

(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $381,299.

                       See Notes to Financial Statements                 Page 17

FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           SIX MONTHS
                                             ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                           6/30/2012       ENDED         ENDED         ENDED         ENDED         ENDED
                                          (UNAUDITED)    12/31/2011    12/31/2010    12/31/2009    12/31/2008    12/31/2007
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period ...    $  16.94      $  17.80      $  16.58      $  12.69      $  18.54      $  19.07
                                            --------      --------      --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........        0.59          1.22          1.28          1.47          1.46          1.34
Net realized and unrealized gain (loss)         0.69         (0.52)         1.50          3.98         (5.75)        (0.17)
                                            --------      --------      --------      --------      --------      --------
Total from investment operations .......        1.28          0.70          2.78          5.45         (4.29)         1.17
                                            --------      --------      --------      --------      --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..................       (0.78)        (1.55)        (1.56)        (0.68)        (1.56)        (0.79)
Net realized gain.......................          --            --            --            --            --         (0.55)
Return of capital ......................          --         (0.01)           --         (0.88)           --         (0.36)
                                            --------      --------      --------      --------      --------      --------
Total from distributions ...............       (0.78)        (1.56)        (1.56)        (1.56)        (1.56)        (1.70)
                                            --------      --------      --------      --------      --------      --------
Net asset value, end of period .........    $  17.44      $  16.94      $  17.80      $  16.58      $  12.69      $  18.54
                                            ========      ========      ========      ========      ========      ========
Market value, end of period ............    $  17.09      $  15.76      $  17.36      $  16.03      $  10.40      $  16.54
                                            ========      ========      ========      ========      ========      ========
Total return based on net asset
   value (a)                                    7.75%         4.37%        17.90%        47.48%       (23.14)%        6.92%
                                            ========      ========      ========      ========      ========      ========
Total return based on market value (a)..       13.49%        (0.44)%       18.93%        73.98%       (29.39)%       (5.01)%
                                            ========      ========      ========      ========      ========      ========

-----------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...    $303,293      $294,520      $309,342      $287,961      $220,286      $322,016
Ratio of total expenses to average
   net assets ..........................        2.09% (b)     2.02%         2.13%         2.57%         3.55%         4.45%
Ratio of total expenses to average net
   assets excluding interest expense ...        1.69% (b)     1.63%         1.65%         1.77%         1.83%         1.82%
Ratio of net investment income (loss)
   to average net assets ...............        6.80% (b)     6.94%         7.41%         9.90%         8.72%         7.10%
Portfolio turnover rate ................          21%           52%          101%           72%           66%           97%
INDEBTEDNESS:
Total loan outstanding (in 000's) ......    $ 97,927      $ 98,198      $ 88,595      $ 89,511      $ 89,101      $144,624
Asset coverage per $1,000 of
   indebtedness (c).....................    $  4,097      $  3,999      $  4,492      $  4,217      $  3,472      $  3,227


-----------------------

(a) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(b)   Annualized.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loans outstanding), and dividing by the outstanding loan balance in 000's.

Page 18           See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


                              1. FUND DESCRIPTION

First Trust/Aberdeen Global Opportunity Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 7, 2004 , and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FAM on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Bonds, notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

            1) benchmark yields;
            2) reported trades;
            3) broker/dealer quotes;
            4) issuer spreads;
            5) benchmark securities;
            6) bids and offers; and
            7) reference data including market research publications.

      Common stocks and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

      Forward foreign currency contracts are valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust" or the "Advisor") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

       1) the fundamental business data relating to the issuer, or economic data relating to the country of issue;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of security;

       4) the financial statements of the issuer, or the financial condition of the country of issue;

       5) the credit quality and cash flow of the issuer, or country of issue, based on the Sub-Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

      11) the economic, political and social prospects/developments of the country of issue and the assessment of the country's governmental leaders/officials (for sovereign debt only);

      12) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

      13)   other relevant factors.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar securities in active markets.

            o -Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o -Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of June 30, 2012, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and the accretion of discounts are recorded using the effective interest method.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2012, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


C. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation (depreciation) on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain (loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Schedule of Forward Foreign Currency Contracts.

During the six months ended June 30, 2012, the open and close notional values of forward foreign currency contracts were $457,612,724 and $442,101,577, respectively.

D. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates, have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

Distributions paid from:
Ordinary income.................................   $   26,944,561
Capital gain....................................               --
Return of capital...............................          166,478

As of December 31, 2011, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income...................   $           --
Undistributed capital gains.....................               --
                                                   --------------
Total undistributed earnings....................               --
Accumulated capital and other losses............       (8,247,304)
Net unrealized appreciation (depreciation)......        9,214,417
                                                   --------------
Total accumulated earnings (losses).............          967,113
Other...........................................         (465,378)
Paid-in capital.................................      294,018,678
                                                   --------------
Net assets......................................   $  294,520,413
                                                   ==============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


F. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98.2% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 31, 2010, maybe carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Fund had pre-enactment net capital losses for federal income tax purposes of $5,475,813 expiring on December 31, 2017.

During the year ended December 31, 2011, the Fund utilized pre-enactment capital loss carryforwards in the amount of $2,981,790.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2011, the Fund intends to elect to defer net ordinary losses of $195,931 and net realized capital losses of $2,575,560.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2008, 2009, 2010 and 2011 remain open to federal and state audit. As of June 30, 2012, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Aberdeen Asset Management Inc. ("Aberdeen" or the "Sub-Advisor") serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust out of its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. The Bank of New York Mellon serves as the Fund's Custodian in accordance with certain fee arrangements.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Fund. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Fund and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Fund.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2012, were $81,153,700 and $82,456,350, respectively.

                                 5. BORROWINGS

The Fund has entered into a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the facility is up to $120,000,000. As of June 30, 2012, the Fund had three loans outstanding under the revolving credit facility totaling $97,927,360. The three loans, which are all LIBOR loans, bear interest based on the adjusted LIBOR rate and are in the amounts of $50,000,000, $36,000,000 and $11,927,360 (the U.S. Dollar equivalent of a (euro)9,425,000 loan). For the six months ended June 30, 2012, the average amount outstanding was $98,229,952. The high and low annual interest rates during the six months ended June 30, 2012 were 1.97% and 1.14%, respectively, and the weighted average interest rate was 1.19%. The weighted average interest rate at June 30, 2012 was 1.20%. The revolving credit facility was originally scheduled to expire on January 4, 2012 but was extended through January 2, 2013. The Fund pays a commitment fee of 0.10% on any day that the loan balances exceed 50% of the total commitment and 0.15% at all other times, which is included in "Interest and fees on loans" on the Statement of Operations. Prior to January 4, 2012, the Fund paid a commitment fee of 0.15% on any day that the loan balances exceeded 50% of the total commitment and 0.30% at all other times.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which include a global bond portfolio of investment grade and below-investment grade government and corporate debt securities. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares, at any point in time, may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

NON-INVESTMENT GRADE SECURITIES RISK: The Fund may invest up to 60% of its Managed Assets in non-investment grade securities. Non-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc., below "BBB-" by Standard & Poor's, or comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Sub-Advisor to be of comparable credit quality. Non-investment grade debt instruments are commonly referred to as "high yield" or "junk" bonds, are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities.

EMERGING MARKETS RISK: The Fund may invest in fixed-income securities of issuers located in countries considered to be emerging markets. Investments in such securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate;
(iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

NON-U.S. ISSUER RISK: Investments in the securities and instruments of non-U.S. issuers involve certain considerations and risks not ordinarily associated with investments in securities and instruments of U.S. issuers. Non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. Non-U.S. investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible seizure or nationalization of non-U.S. holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in non-U.S. securities.

EUROPE RISK: The Fund invests in securities issued by companies operating in Europe. The Fund is therefore subject to certain risks associated specifically with Europe. A significant number of countries in Europe are member states in the European Union (the "EU"), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In addition, the continued implementation of the EU provisions and recent rapid political and social change throughout Europe make the extent and nature of future economic development in the region and their effect on securities issued by European companies impossible to predict. The European sovereign debt crisis has resulted in a weakened Euro and has put into question the future financial prospects of the European region as a whole.

CURRENCY RISK: The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. While certain of the Fund's non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


GOVERNMENT SECURITIES RISK: The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

NON-U.S. GOVERNMENT SECURITIES RISK: Economies and social and political climates in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund's investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against non-U.S. government issuers.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On July 19, 2012, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on August 3, 2012, payable on August 15, 2012.

On August 20, 2012, the Fund declared a dividend of $0.13 per share to Common Shareholders of record on September 6, 2012, payable on September 17, 2012.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------
                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund and First Trust High Income Long/Short Fund was held on April 18, 2012 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust/Aberdeen Global Opportunity Income Fund as Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2015. The number of votes cast in favor of Mr. Erickson was 15,491,768, the number of votes against was 306,991 and the number of abstentions was 1,586,350. The number of votes cast in favor of Mr. Kadlec was 15,481,458, the number of votes against was 317,301 and the number of abstentions was 1,586,350. James A. Bowen, Niel B. Nielson and Robert F. Keith are the other current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust/Aberdeen Global Opportunity Income Fund (the "Fund"), including the Independent Trustees, approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Aberdeen Asset Management Inc. (the "Sub-Advisor"), at a meeting held on June 10-11, 2012. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor and the Sub-Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund. The Board also considered that the Agreements were approved by shareholders of the Fund at a meeting held in December 2010.

In reviewing the Agreements, the Board considered the nature, extent and quality of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor's day-to-day management of the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------

              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                           JUNE 30, 2012 (UNAUDITED)


The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees charged by the Advisor to similar funds and other non fund clients, noting that the Advisor provides services to one other closed-end fund sub-advised by the Sub-Advisor and certain separately managed accounts with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges the same advisory fee rate to the Fund and the other closed-end fund sub-advised by the Sub-Advisor and a lower advisory fee rate to the separately managed accounts. The Board noted the Advisor's statement that the nature of the services provided to the separately managed accounts is not comparable to those provided to the Fund. The Board considered the sub-advisory fee and how it relates to the Fund's overall advisory fee structure and noted that the sub-advisory fee is paid by the Advisor from its advisory fee. The Board also considered information provided by the Sub-Advisor as to the fees it charges to other clients, noting that the Sub-Advisor does not manage any other closed-end funds directly comparable to the Fund, but that the sub-advisory fee rate is the same as that received from the Advisor for the other closed-end fund for which it serves as sub-advisor, and is generally lower than the fees the Sub-Advisor charges to the other North American closed-end fixed income funds that it manages. In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of a peer group selected by Lipper and similar data for a separate peer group selected by the Advisor. The Board noted that the Lipper peer group consisted of only two other funds and that the Lipper and Advisor peer groups did not include any overlapping peer funds. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult; (ii) peer funds may use different types of leverage which have different costs associated with them or may use no leverage; (iii) most peer funds do not employ an advisor/sub-advisor management structure; and (iv) many of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was above the median of both the Lipper and Advisor peer groups.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the Lipper peer group, as well as to a larger peer universe and to a blended benchmark. In reviewing the Fund's performance as compared to the performance of the Lipper peer group and Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also considered the Fund's dividend yield as of March 30, 2012 and an analysis prepared by the Advisor on the continued benefits provided by the Fund's leverage. In addition, the Board compared the Fund's premium/discount to the average and median premium/discount over the past eight quarters of the Advisor peer group over the same period, noting that the Fund's premium/discount was generally indicative of the asset class and market events.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board noted the Advisor's statement that economies of scale in providing services to the Fund are not available at current asset levels. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

The Board considered the Sub-Advisor's representation that because it manages the Fund in a similar fashion to other accounts it is able to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies and that while it expects operating costs in general to continue to rise, it continues to expect to experience the benefits of economies of scale. The Board considered that the sub advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board also considered data provided by the Sub-Advisor as to the profitability of the Sub-Advisory Agreement to the Sub-Advisor. The Board noted the inherent limitations in the profitability analysis and concluded that the profitability analysis for the Advisor was more relevant, although the profitability of the Sub Advisory Agreement appeared to be not excessive in light of the services provided to the Fund. The Board considered fall-out benefits realized by the Sub-Advisor from its relationship with the Fund, including that the Sub-Advisor may enter into soft-dollar arrangements, and considered a summary of such arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187

INVESTMENT SUB-ADVISOR
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
1 Wall Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust/Aberdeen Global Opportunity Income Fund
                ---------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 20th, 2012
     -------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  August 20th, 2012
     -------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  August 20th, 2012
     -------------------

* Print the name and title of each signing officer under his or her signature.